                                                                   EXHIBIT 10.13


                                 LOAN AGREEMENT

         This Loan Agreement ("Loan Agreement") is made and entered into as of this 1st day of October, 2001, by and among AMEDISYS, INC., a Delaware corporation (the "Lender") and JOHN NUGENT, an individual of the full age of majority (referred to herein as the "Borrower").

                                   WITNESSETH

         WHEREAS, the Borrower and the Lender have entered into that certain Promissory Note dated as of even date herewith whereby the Lender agreed to loan to the Borrower and the Borrower agreed to pay the Lender the principal sum not to exceed ONE HUNDRED TWO THOUSAND AND 00/100 DOLLARS ($102,000.00) pursuant to the terms and provisions specified herein (the "Note");

         WHEREAS, in order to induce the Lender to enter into this Loan Agreement and as security for the performance of the Borrower's obligations under the Note, the Borrower has agreed to grant to Lender a security interest in certain Collateral (as defined below).

         NOW, THEREFORE, in order to secure performance of the Borrower's obligations under the Note, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         1. RECITALS. The recitals set forth above are hereby incorporated as terms and provisions hereof.

         2. LOAN. The Lender hereby agrees to loan to the Borrower the principal amount not to exceed ONE HUNDRED TWO THOUSAND AND 00/100 DOLLARS ($102,000.00), payable as follows:

         a) $4,200.00 per month commencing October 1, 2001 and continuing payments on the 1st day of each month through July 1, 2002; and

         b) $5,000.00 per month commencing August 1, 2002 and continuing payments on the 1st day of each month through July 1, 2003.

         3. INTEREST. The interest rate for outstanding loan balances shall be SIX PERCENT (6%) per annum. Interest on the Note shall be computed on the basis of a 360-day year and actual days elapsed.

         4. INSTALLMENTS. Interest and principal payments shall be made pursuant to the terms of the Note.

         5. PAYMENT. Borrower shall pay Lender, in lawful money of the United States of America to such account as may be specified by Lender from time to time.

         6. PREPAYMENT. The Borrower shall have the right to prepay the principal balance outstanding in whole or in part.

         7. GRANT OF A SECURITY INTEREST. The Borrower hereby grants a security interest to the Lender, and its successors and assigns, in, to and under the following, which shall sometimes be collectively referred to herein as the "Collateral";

                           (a) all monies due borrower as bonus payments pursuant to that certain Employment Agreement by and between Borrower and Purchaser of even date herewith.

                           (b) all monies due borrower as severance payments pursuant to that certain Employment Agreement by and between Borrower and Purchaser of even date herewith.

         It is the intention of the parties hereto that this Loan Agreement shall constitute a security agreement under the Uniform Commercial Code and any other applicable law and the Lender shall have the rights and remedies of a secured party thereunder. The Borrower further agrees to deliver any financing statement or additional document the Lender may reasonably request to perfect or evidence the Lender's security interest granted herein.

         13. FURTHER ASSURANCES. Borrower covenants to execute such other assignments, security agreements, financing statements, and other documents that Lender may deem necessary to further evidence the obligations provided for herein or to perfect, extend, or clarify Lender's rights in the Collateral.

         14. LEGAL AND BINDING AGREEMENT. Borrower warrants that the execution and performance of this Loan Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Loan Agreement is valid, binding and enforceable against the Borrower in every respect according to its terms.

         15. DEFAULT DEFINED. The occurrence of any one or more of the following events shall constitute a default under this Loan Agreement if not cured within ten (10) business days following receipt of written notice thereof:

                           a. Monetary Default. The failure of the Borrower to timely pay to the Lender any amount due hereunder following any applicable notice to Borrower as set forth in the Note.

                           b. Breach of Warranty/Covenant. The failure of the Borrower to materially perform or observe any obligation, covenant, agreement, representation or warranty contained herein.

                           c. Dissolution/Cessation of Business. The cessation of the Borrower's employment with Lender, Borrower's liquidation or the taking of any action by Borrower to further a liquidation, including the filing by the Borrower of a Chapter 7 or Chapter 13 petition under the Bankruptcy Code.

                           Except as set forth herein, the Borrower waives presentment, demand and protest and the right to assert any statute of limitations.

         16. REMEDIES UPON DEFAULT. Upon default hereunder, Lender shall give written notice thereof to the Borrower and, if such default is not cured within ten (10) business days of such notice, Lender may pursue any or all of the following remedies, without any further notice to Borrower, except as required below:

                  a. Acceleration. Lender may declare the entire amount of the Loan then outstanding due and payable at once.

                  b. Recovery of Proceeds of the Collateral. Lender may recover any or all proceeds of the Collateral from any bank, court or other custodian who may have possession thereof. Borrower hereby authorizes and directs all custodians of Borrower's assets to comply with any demand for payment made by Lender pursuant to this Loan agreement, without the need of prior approval or confirmation from Borrower and without making any inquiry as to the existence of a default hereunder or any other matter. Lender may engage a collection agent to collect the proceeds of the Collateral for a reasonable percentage commission or on any other reasonable compensation arrangement.

                  c. Enforcement of Rights of Collection. Lender may, but shall not be obligated to, take such measures as Lender may deem necessary in order to collect or otherwise liquidate the Collateral. Without limiting the foregoing, Lender may institute or continue any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the Lender's rights in or under the Collateral. Any administrative or judicial action or other action taken by Lender in the course of collecting the proceeds of the Collateral may be taken by Lender in its own name or in Borrower's name. Lender may compromise or settle any disputed claims, which compromises or settlements shall be binding upon Borrower. Lender shall have no duty to pursue collection of the proceeds of the Collateral, and may abandon efforts to collect the proceeds of the Collateral after such efforts are initiated.

                  d. Other Remedies. Lender may exercise any right that it may have under any other document evidencing, securing or guaranteeing the Loan or otherwise available to Lender at law or equity.

                  e. Attorney-in-Fact. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact to (i) execute appropriate Form(s) UCC-1 in connection herewith and (ii) attach appropriate Exhibit(s) to the Form(s) UCC-1 executed in connection herewith or any other UCC forms executed in connection with the transactions contemplated herein. This power shall be deemed to be a power coupled with an interest and is irrevocable.

                  f. Application of Proceeds. All amounts received by Lender for Borrower's account by exercise of its remedies hereunder shall be applied as follows: First, to the payment of all expenses incurred by Lender in exercising its rights hereunder, including attorney's fees, and any other expenses due Lender from Borrower; Second, to the payment of all interest, if any, in such order as Lender may elect; Third, to the payment of all principal, in such order as Lender may elect; and, Fourth, any excess to Borrower or any other party entitled thereto.

         17. NO THIRD PARTY BENEFICIARIES. This Loan Agreement has been executed for the sole benefit of Lender and its assignees, and no other third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Loan Agreement or under any document referred to herein.

         19. NOTICES. Any communication concerning this Agreement shall be addressed as follows:

         As To Lender:

                  Amedisys, Inc.
                  11100 Mead Road
                  Suite 300
                  Baton Rouge, LA 70816
                  Attention: John Joffrion

         As To Borrower:

                  John Nugent
                  3846 S. Lakeshore Dr.
                  Baton Rouge, LA 70808

         20. INDULGENCE NOT WAIVER. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Loan Agreement shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Loan Agreement.

         21. CUMULATIVE REMEDIES. The remedies provided Lender in this Loan Agreement are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

         22. TERM; REINSTATEMENT. The security interest granted herein shall continue until all amounts due and owing hereunder and all amounts included in the secured indebtedness and secured hereby have been irrevocably paid in full. If, after receipt of payment of all or any part of the Loan, Lender is for any reason required to surrender such payment to any person because such payment is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference or diversion of trust funds, or for any other reason, then the Loan or part thereof intended to be satisfied shall be revived and this Loan Agreement and the security interest shall continue in full force as if such payment had not been made, and Borrower shall be liable to Lender, and hereby indemnifies Lender against and hold Lender harmless from, the amount of such surrendered payment. These provisions shall remain effective notwithstanding any contrary action taken by Lender in reliance on such payment which such action shall be deemed to have been conditioned on such payment having become final an irrevocable. The provisions of this Loan Agreement are irrevocable. Upon final and irrevocable payment of the Loan and all amounts included in the secured indebtedness and performance of all of Borrower's obligations hereunder, all filings under the Uniform Commercial Code will be terminated within a reasonable time and the provisions of this Loan Agreement shall terminate.

         23. AMENDMENT AND WAIVER IN WRITING. No provision of this Loan Agreement can be amended or waived, except by a statement in writing signed by all parties hereto.

         24. HEADINGS. The headings and captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement or the intent of any provision thereof.

         25. COUNTERPARTS. This Loan Agreement may be executed in one or more counterparts all of which together shall constitute a binding and enforceable agreement with respect to each party. Signatures received via facsimile shall be binding on the parties hereto.

         26. BINDING EFFECT; ASSIGNABILITY. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower may not assign any of his rights and obligations hereunder or any interest herein without the prior written consent of the Lender. The Lender may, at any time, without the consent of the Borrower, assign any of its rights and obligations hereunder or interests herein to any affiliate of the Lender.

         27. SEVERABILITY. The invalidity of any provision or provisions of this Loan Agreement shall not affect the other provisions, and this Loan Agreement shall be construed in all respects as if any invalid provisions were omitted.

         28. GOVERNING LAW. This Agreement shall governed by and construed in accordance with the laws of the State of Louisiana.

         IN WITNESS HEREOF, this Loan Agreement has been duly executed as of the date first above written.


AMEDISYS, INC.

By:
   -------------------------------              -------------------------------
        William F. Borne, CEO                        JOHN NUGENT, BORROWER